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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                January 19, 2007
                Date of Report (Date of earliest event reported)

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                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                   000-1084133
                            (Commission File Number)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   90-0093439
                      (IRS Employer Identification Number)

            7633 East 63rd Place, Suite 220
                       Tulsa, OK                             74133
        (Address of principal executive offices)           (ZIP Code)

                                Ross Silvey, CEO
                         Global Beverage Solutions, Inc.
                         7633 East 63rd Place, Suite 220
                                 Tulsa, OK 74133
                     (Name and address of agent for service)

                                  918-459-9689
          (Telephone number, including area code of agent for service)


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    Copy to:
                             James Reskin, Attorney
                       520 South Fourth Street, Suite 400
                            Louisville, KY 40202-2577

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Item 5.02. Departure of Directors or Principal Officers; Appointment of
Principal Officers. On January 19, 2007, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Richard T. Clark, the President, Chief Executive Officer and Director, submitted his resignation as President, Chief Executive Officer and Director for personal reasons. There was no dispute or disagreement with the Company or its Board of Directors. The Board of Directors accepted his resignation and, pursuant to authority, appointed Ross Silvey to serve as President, Chief Executive Officer and Director. Mr. Clark remained with the Company for a period of ten days to advise Mr. Silvey and consult in the transition under an arrangement where he had agreed to remain as a consultant for up to 30 days. Mr. Clark and Mr. Silvey determined that his last day with the Company in that capacity would be January 29, 2007. Mr. Silvey was elected as President, Chief Executive Officer and Director and Mr. Silvey has accepted all appointments. Mr. Silvey has been a director of Global Beverage Solutions, Inc. since September 2005. As Mr. Silvey is no longer an independent director, he has resigned from his position as a member of the Audit Committee of the Board of Directors. His biographical information is:

         Mr. Silvey has owned and operated franchised automobile businesses, finance companies and insurance companies for over thirty years. Mr. Silvey has taught as an adjunct or full-time professor most of the courses in the upper division and MBA programs at Tulsa University, Oral Roberts University, Langston University and Southern Nazarene University. His formal education is an MBA from the Harvard Business School. He has also been awarded the Ph.D. degree from the Walden Institute of Advance Studies.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Business Acquired

       None.

   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Tulsa, Oklahoma, on the 2nd day of February 2007.

                                       Global Beverage Solutions, Inc.



                                       By: /s/ Ross Silvey
                                           ------------------------------------
                                           Ross Silvey, Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibits

None.